UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC
(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11451 Katy Freeway, Suite 500
Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 598-8600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Black Elk Energy Offshore Operations, LLC (the ”Company”) will hold a conference call to discuss financial and operational results as of and for the three and nine months ended September 30, 2013, which are included in our Form 10-Q for the quarter ended September 30, 2013, on Wednesday, November 20, 2013, at 11:00 a.m. Central Time. To participate, dial (800) 272-6255 in the United States or (303) 223-2680 at least ten minutes before the call begins.

Item 9.01 Financial Statements and Exhibits
(d) Exhibit

Exhibit	Description
99.1	Press Release issued by Black Elk Energy Offshore Operations, LLC, dated November 19, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/	John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Black Elk Energy Offshore Operations, LLC, dated November 19, 2013.